NICOR GAS SUPPLEMENTARY SAVINGS PLAN
                                 ENROLLMENT FORM




Account Information
-------------------

      Social Security #  ________________________


      Name ______________________________________
                (Last, First, MI)

      Daytime Phone # ______ - _______ - ________



Payroll Directions
------------------

      I authorize my employer to deduct the following amount from my compensation each pay period and contribute that amount to my Nicor Gas Supplementary Savings account.

      Pre-tax              ____________%



Authorization
-------------


_____________________________________________    _________________
      (Signature)                                        (Date)


_____________________________________________    __________________
      (Nicor Gas Authorization )                         (Date)